Exhibit 99.1

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

QUIKSILVER, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following pro forma consolidated financial information is based on the historical financial statements of Quiksilver, Inc. and its subsidiaries (the “Company”), including certain pro forma adjustments, and has been prepared to illustrate the pro forma effect of the disposition of Mervin Manufacturing, Inc. (“Mervin”).

The unaudited pro forma consolidated statements of operations for the nine months ended July 31, 2013 and for the fiscal year ended October 31, 2012, assume that the disposition of Mervin occurred at the beginning of those periods. The statements of operations do not include any gain or loss on the sale or costs associated with the sale of the business. The unaudited pro forma consolidated balance sheet as of July 31, 2013 is presented as if the disposition of Mervin had occurred as of that date.

The unaudited pro forma consolidated financial information has been prepared based upon available information and management estimates; actual amounts may differ from these estimated amounts. The unaudited pro forma consolidated financial statements are not necessarily indicative of the financial position or results of operations that might have occurred had the disposition occurred as of the dates stated above. The pro forma adjustments are described in the notes to the pro forma financial statements.

The unaudited pro forma consolidated financial information should be read in conjunction with the audited financial statements and notes and related Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2012 and unaudited interim financial statements and the related MD&A included in the July 31, 2013 Form 10-Q.

QUIKSILVER, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED JULY 31, 2013

(In thousands, except per share amounts)

		Unaudited		Unaudited
		Pro Forma		Pro Forma
	Unaudited	Adjustments		Statement
	Historical	Mervin		of Operations
Revenues, net	$1,385,530	$(11,462	) a	$1,374,068
Cost of goods sold	709,912	(5,038	) a	704,874

Gross profit	675,618	(6,424)		669,194
Sellling, general and administrative expense	660,042	(4,760	) a	655,282
Asset impairment	10,652	—		10,652

Operating income	4,924	(1,664)		3,260
Interest expense	50,991	8	a	50,999
Foreign currency loss	4,629	(192	) a	4,437

Loss/income before provision for income taxes	(50,696)	(1,480)		(52,176)
Provision for income taxes	10,322	(84	) b	10,238

Loss/income from continuing operations	(61,018)	(1,396)		(62,414)
Less: net income attributable to non-controlling interest	(435)	—		(435)

Net loss/income attributable to Quiksilver, Inc.	$(61,453)	$(1,396)		$(62,849)

Loss/income per share attributable to Quiksilver Inc.	$(0.37)	$(0.01)		$(0.38)

Loss/income per share attributable to Quiksilver Inc., assuming dilution	$(0.37)	$(0.01)		$(0.38)

Weighted average common shares outstanding	166,735	—		166,735

Weighted average common shares outstanding, assuming dilution	166,735	—		166,735

QUIKSILVER, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED OCTOBER 31, 2012

(In thousands, except per share amounts)

		Unaudited		Unaudited
		Pro Forma		Pro Forma
		Adjustments		Statement
	Historical	Mervin		of Operations
Revenues, net	$2,013,239	$(33,489	) a	$1,979,750
Cost of goods sold	1,032,893	(15,826	) a	1,017,067

Gross profit	980,346	(17,663)		962,683
Sellling, general and administrative expense	916,144	(10,464	) a	905,680
Asset impairment	7,234	—		7,234

Operating income	56,968	(7,199)		49,769
Interest expense	60,823	2	a	60,825
Foreign currency gain	(1,669)	(17	) a	(1,686)

Loss/income before provision for income taxes	(2,186)	(7,184)		(9,370)
Provision for income taxes	7,557	(396	) b	7,161

Loss/income from continuing operations	(9,743)	(6,788)		(16,531)
Less: net income attributable to non-controlling interest	(1,013)	—		(1,013)

Net loss/income attributable to Quiksilver, Inc.	$(10,756)	$(6,788)		$(17,544)

Loss/income per share attributable to Quiksilver Inc.	$(0.07)	$(0.04)		$(0.11)

Loss/income per share attributable to Quiksilver Inc., assuming dilution	$(0.07)	$(0.04)		$(0.11)

Weighted average common shares outstanding	164,245	—		164,245

Weighted average common shares outstanding, assuming dilution	164,245	—		164,245

QUIKSILVER, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF JULY 31, 2013

(In thousands)

		Unaudited
		Pro Forma		Unaudited
	Unaudited	Adjustments		Pro Forma
	Historical	Mervin		Balance Sheet
ASSETS
Current assets:
Cash and cash equivalents	$62,383	$51,499	c	$113,882
Restricted cash	409,167	—		409,167
Trade accounts receivable, net	418,189	(7,211	) d	410,978
Other receivables	24,980	—		24,980
Income taxes receivable	2,779	480	d	3,259
Inventories	399,162	(13,768	) d	385,394
Deferred income taxes	28,086	—		28,086
Prepaid expenses and other current assets	35,819	(790	) d	35,029

Total current assets	1,380,565	30,210		1,410,775
Fixed assets, net	227,997	(641	) d	227,356
Intangible assets, net	138,384	(269	) d	138,115
Goodwill	272,417	—		272,417
Other assets	54,561	(92	) d	54,469
Deferred income taxes long-term	118,603	—		118,603

Total assets	$2,192,527	$29,208		$2,221,735

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$238,311	$(846	) d	$237,465
Accrued liabilities	107,001	198	e	107,199
Current portion of long-term debt	43,153	—		43,153
Debt to be redeemed	409,167	—		409,167

Total current liabilities	797,632	(648)		796,984
Long-term debt, net of current portion	807,094	—		807,094
Other long-term liabilities	34,976	(176	) d	34,800

Total liabilities	1,639,702	(824)		1,638,878

Stockholders’ equity
Preferred stock, $.01 par value, authorized shares - 5,000,000; issued and outstanding shares - none	—	—		—
Common stock, $.01 par value, authorized shares - 285,000,000; issued shares - 171,247,866	1,712	—		1,712
Additional paid-in capital	567,601	—		567,601
Treasury stock, 2,885,200 shares	(6,778)	—		(6,778)
Accumulated deficit	(104,774)	29,965	f	(74,809)
Accumulated other comprehensive income	75,659	67	g	75,726

Total stockholders’ equity	533,420	30,032		563,452

Non-controlling interest	19,405	—		19,405

Total liabilities and stockholders’ equity	$2,192,527	$29,208		$2,221,735

QUIKSILVER, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1.	BASIS OF PRESENTATION

The accompanying unaudited pro forma consolidated financial statements give effect to the pro forma adjustments necessary to reflect the disposition of Mervin as if the disposition occurred at the beginning of the periods presented in the pro forma statements of operations and as of July 31, 2013 in the pro forma balance sheet.

2.	PRO FORMA ADJUSTMENTS

The unaudited pro forma consolidated statements of operations and balance sheet reflect the effect of the following pro forma adjustments:

a)	Reduction of revenue and expenses associated with Mervin included in the Company’s historical consolidated financial statements.

b)	Provision for income taxes based on the statutory rates in effect for the Mervin business in certain tax jurisdictions. No provision for income taxes was provided for the Mervin business in other tax jurisdictions as the Company recorded losses in those jurisdictions and did not record a tax benefit against those losses.

c)	Cash proceeds received for sale of Mervin of $51.5 million, which exclude a working capital adjustment of $6.6 million, which is subject to future revision.

d)	Elimination of assets and liabilities associated with Mervin included in the Company’s historical consolidated financial statements.

e)	Elimination of accrued liabilities associated with Mervin of $1.4 million, offset by the Company’s estimate of the total costs before taxes to be incurred in connection with the sale of Mervin yet to be paid of approximately $1.6 million. The net amount is reflected as an increase to accrued liabilities.

f)	Estimated net gain on sale of Mervin, reflected as a reduction of the Company’s accumulated deficit as of July 31, 2013.

g)	Foreign currency translation losses from Mervin of approximately $0.1 million, included as an increase to accumulated other comprehensive income as of July 31, 2013.